SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2009

BIOETHICS, LTD.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

33-55254-41	87-0485312
(Commission File Number)	(IRS Employer Identification No.)

1137 N. 120 W.	84003
American Fork, Utah	(Zip Code)
(Address of Principal Executive Offices)

(505) 681-4210

(Registrant’s Telephone Number, Including Zip Code)

8092 South Juniper Court, South Weber, Utah 84405

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)  On August 28, 2009, Mark Cowan, President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and a Director of Bioethics, Ltd. (the “Registrant”), resigned from such positions to pursue other interests.

(c), (d) On August 28, 2009, Jed Beck was appointed President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of the Registrant to fill the vacancies created by Mr. Cowan’s resignation. Mr. Beck was also appointed as a director of the Registrant to serve for a term of one year and until his successor has been duly elected and qualified.

Mr. Beck will not initially be paid any compensation for acting as an officer or director of the Registrant. There are no other understandings or arrangements between Mr. Beck and any other person pursuant to which Mr. Beck was selected or appointed to the officer positions named above or as a director of the Registrant.

Mr. Beck, age 27, is and has since March 2008 been a business development manager at the Salt Lake City office of Rinchem, Inc., a chemical management solutions company with headquarters in Albuquerque, New Mexico. From March 2007 through February 2008, Mr. Beck was a territory account manager for Rinchem, Inc. in Albuquerque, New Mexico. From May 2004 to March 2006, Mr. Beck was a student at Brigham Young University. From November 2004 through March 2007, Mr. Beck was also a Superintendent for Furst Construction in Salt Lake City, Utah. Mr. Beck received his Bachelor of Arts degree in Communications from Brigham Young University in 2006.

Mr. Beck is the sole officer and director of the Registrant and there are no family relationships among Mr. Beck and any director, executive officer, or person nominated or chosen by the Registrant to become a director or executive officer. Mr. Beck did not enter into any material plan, contract or arrangement with the Registrant in connection with his appointment as an officer and director of the Registrant. Mr. Beck has not had any material interest, direct or indirect, in any transaction to which the Registrant was a party since the beginning of the Registrant’s last fiscal year or which is presently proposed.

Item 8.01 Other Events

In connection with the change in management described in Item 5.02 above, the Registrant’s principal executive offices were relocated to 1137 N. 120 W., American Fork, Utah 84003.

[Signatures appear on following page]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioethics, Ltd.
A Nevada Corporation

Date: September 2, 2009	By: /s/ Jed Beck
Jed Beck
President, Chief Executive Officer,
and Chief Financial Officer

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